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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer of Kenmar Advisory Corp., the general partner (the "General Partner") of The Fulcrum Fund Limited Partnership (the "Partnership"), and Chief Financial Officer of the General Partner of the Partnership hereby certify that:

         (1) the accompanying Quarterly Report on Form 10-Q of the Partnership for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

         A signed original of this written statement required by Section 906, or another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its Staff upon request.


Dated: August 14, 2003                         /s/ Kenneth A. Shewer
                                               ---------------------
                                               Kenneth A. Shewer
                                                Chief Executive Officer
                                               Kenmar Advisory Corp.
                                                General Partner


                                               /s/ Maureen Howley
                                               -------------------
                                               Maureen Howley
                                                Chief Financial Officer
                                               Kenmar Advisory Corp.
                                                General Partner